Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

77B Accountant's Report on Internal Control


[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862

             Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of
Columbia Funds Trust V


In planning and performing our audits of the financial statements of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund, and Columbia New York Tax-Exempt Fund (the "Funds") (each a series of Columbia Funds Trust V) as of and for the year ended October 31, 2005, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the funds' ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the funds' annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 2005.

This report is intended solely for the information and use of management and the Board of Trustees of Columbia Funds Trust V and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLC
Boston, Massachusetts
December 21, 2005

77C Matters submitted to a vote of security holders

Columbia Florida Intermediate Municipal Bond Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meeting were as follows:


To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.

To approve an Agreement and Plan of Reorganization:

   For:           5,147,615.231     shares of beneficial interest being a
                                    majority of the shares represented
                                    at the Meeting
   Against:             220.297     shares of beneficial interest
   Abstain:               0.000     shares of beneficial interest

(proxy statement/prospectus incorporated herein by reference to Accession number 0000950135-05-004077)


Columbia Pennsylvania Intermediate Municipal Bond Fund (Fund)
On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following item, as described in the Proxy Statement for the Meeting. The votes cast at the Meeting were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.

To approve an Agreement and Plan of Reorganization
For:              1,938,377.701  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:                 0.000   Shares of beneficial interest
Abstain:             6,456.836   Shares of beneficial interest
proxy statement/prospectus incorporated herein by reference to Accession number 0001193125-05-120094)


Columbia Connecticut Intermdiate Municipal Bond Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was
 held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meetings were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.

 Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:      12,654,820.980  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      54,478.917  Shares of beneficial interest
Abstain:      62,166.977  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to making loans

For:       12,653,234.052 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      54,478.917  Shares of beneficial interest
Abstain:      63,753.905  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in commodities.

For:      12,634,154.601  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      55,356.917  Shares of beneficial interest
Abstain:      81,955.356  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in real estate.

For       12,657,451.036  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      45,507.482  Shares of beneficial interest
Abstain:      68,508.356  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      12,656,085.052 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     55,356.917  Shares of beneficial interest
Abstain:     60,024.905  Shares of beneficial interest


 Amendment of fundamental inv restrictions with respect to concentrating investments in an industry.

For:       12,669,033.349  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      53,868.169   Shares of beneficial interest
Abstain:      48,565.356   Shares of beneficial interest


Columbia Connecticut Tax-Exempt Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting.The votes cast at the Meetings were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.


 Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:     9,169,37.747  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  434,091.091  Shares of beneficial interest
Abstain:  451,826.480  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to making loans

For:      9,217,100.153 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    484,371.177 Shares of beneficial interest
Abstain:    353,883.988 Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      9,254,889.938 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    370,740.559 Shares of beneficial interest
Abstain:    429,724.821 Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      9,163,094.099 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    522,919.262 Shares of beneficial interest
Abstain:    369,341.957 Shares of beneficial interest

 Elimination of fundamental investment restrictions with respect to purchasing securities on margin.

For:     9,062,948.084 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   628,482.201 Shares of beneficial interest
Abstain:   363,979.063 Shares of beneficial interest

 Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:       9,202,250.052    Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:     444,766.392    Shares of beneficial interest
Abstain:     408,338.874    Shares of beneficial interest


Columbia Massachusetts Intermediate Municipal Bond Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meetings were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.

 Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:        23,896,164.482 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       97,664.106  Shares of beneficial interest
Abstain:      109,459.784  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to making loans

For:          23,897,662.894  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          89,031.173  Shares of beneficial interest
Abstain:         116,594.305  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in commodities.

For:     23,898,907.613 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     82,018.559 Shares of beneficial interest
Abstain:    122,362.200 Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      23,898,307.156  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     80,049.016   Shares of beneficial interest
Abstain:    124,932.200   Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:     23,895,050.904  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     82,163.268  Shares of beneficial interest
Abstain:    126,074.200  Shares of beneficial interest

 Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      23,912,480.227  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      87,095.607  Shares of beneficial interest
Abstain:     103,712.538  Shares of beneficial interest


Columbia New Jersey Intermediate Municipal Bond Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meetings were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.

 Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              6,072,556.732   Shares of beneficial interest being a
                                  majority of the shares represented at the
                                  meeting.
Against:        18,759.270        Shares of beneficial interest
Abstain:        12,127.902        Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans

For:           6,075,980.184  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       26,487.720     Shares of beneficial interest
Abstain:            976.000   Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in commodities.

For:        6,082,483.086   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:        18,759.270  Shares of beneficial interest
Abstain:        2,201.548   Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       6,080,668.351    Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:     18,759.270     Shares of beneficial interest
Abstain:     4,016.283      Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:            6,076,956.184  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           24,286.172  Shares of beneficial interest
Abstain:            2,201.548  Shares of beneficial interest

 Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:         6,068,043.184 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        21,821.172 Shares of beneficial interest
Abstain:        13,579.548 Shares of beneficial interest


Columbia Rhode Island Intermediate Municipal Bond Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meetings were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.

 Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              8,947,208.335  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          165,078.909    Shares of beneficial interest
Abstain:           65,956.734    Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to making loans

For:            8,947,208.335   Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:       165,078.909      Shares of beneficial interest
Abstain:        65,956.734      Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in commodities.

For:            8,938,008.612   Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:        174,278.632     Shares of beneficial interest
Abstain:         65,956.734     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:             8,943,537.946  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         168,749.298    Shares of beneficial interest
Abstain:          65,956.734    Shares of beneficial interest


 Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              8,943,493.128 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         168,794.116    Shares of beneficial interest
Abstain:          65,956.734    Shares of beneficial interest

 Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:             8,941,310.128  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          168,794.116   Shares of beneficial interest
Abstain:           68,139.734   Shares of beneficial interest


Columbia New York Tax-Exempt Fund (Fund)
On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The proposal to elect Trustees passed on September 16, 2005 and the proposal to approve amendments to and the elimination of certain fundamental investment restrictions of the Fund was adjourned to October 7, 2005 and passed on October 7, 2005. The votes cast at the Meetings were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.

 Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:       5,238,532.061  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     151,836.786  Shares of beneficial interest
Abstain:    185,135.437   Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans

For:       5,208,438.963   Shares of beneficial interest being a majority of
                           the shares represented at the meeting.
Against:     139,096.496   Shares of beneficial interest
Abstain:     227,968.825   Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in real estate.

For:         5,288,523.062  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       101,011.223  Shares of beneficial interest
Abstain:       185,979.999  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:           5,250,241.171     Shares of beneficial interest being a majority
                                 of the shares represented at the meeting.
Against:         124,856.050     Shares of beneficial interest
Abstain:         200,407.063     Shares of beneficial interest

 Elimination of fundamental investment restrictions with respect to purchasing securities on margin.

For:          5,096,595.204  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        247,570.999  Shares of beneficial interest
Abstain:        231,338.081  Shares of beneficial interest


Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:            5,249,198.412  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          98,814.539   Shares of beneficial interest
Abstain:         227,491.333   Shares of beneficial interest

Columbia Massachusetts Tax-Exempt Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The proposal to elect Trustees passed on September 16, 2005 and the the proposal to approve amendments to and the elimination of certain fundamental investment restrictions of the Fund was adjourned to October 7, 2005 and passed on October 7, 2005. The votes cast at the Meetings were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.


2a: Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:           12,039,882.322 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         284,361.742  Shares of beneficial interest
Abstain:         411,421.635  Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to making loans

For:          12,012,199.771 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        295,451.418  Shares of beneficial interest
Abstain:         428,014.510 Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in real estate.

For:          11,968,844.086 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       317,993.273   Shares of beneficial interest
Abstain:       448,828.340   Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:       11,941,722.157  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      532,465.558  Shares of beneficial interest
Abstain:      476,090.776  Shares of beneficial interest

 Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:        11,868,023.733 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      455,434.021  Shares of beneficial interest
Abstain:      412,207.945  Shares of beneficial interest

(proxy statement incorporated herein by reference to Accession number 0000950135-05-004079)

Columbia New York Intermediate Municipal Bond Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meetings were as follows:

To elect Trustees:
                               For                      Withheld
Douglas A. Hacker          202,176,824.335           2,842,400.971
Janet Langford Kelly       202,407,477.119           2,611,748.187
Richard W. Lowry           202,241,970.741           2,777,254.565
Charles R. Nelson          202,452,395.142           2,566,830.164
John J. Neuhauser          202,237,488.899           2,781,736.407
Patrick J. Simpson         202,429,877.308           2,589,347.998
Thomas E. Stitzel          202,419,957.691           2,599,267.615
Thomas C. Theobald         202,389,349.237           2,629,876.069
Anne-Lee Verville          202,181,429.873           2,837,795.433
Richard L. Woolworth       202,437,285.533           2,581,939.773
William E. Mayer            96,551,277.608         108,467,947.698

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.


 Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:            8,708,649.570 Shares of beneficial interest being a
                              majority of the shares represented at the meeting.
Against:        17,337.796    Shares of beneficial interest
Abstain:        26,475.947    Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to making loans

For:          8,708,649.570     Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:         21,482.287     Shares of beneficial interest
Abstain:         22,378.995     Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in commodities.

For:            8,709,570.925   Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:           20,560.932   Shares of beneficial interest
Abstain:           22,378.995   Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to investments in real estate.

For:            8,710,202.925   Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:        19,928.932      Shares of beneficial interest
Abstain:        22,378.995      Shares of beneficial interest

 Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:            8,708,649.570  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        21,482,287     Shares of beneficial interest
Abstain:        22,378.995     Shares of beneficial interest

 Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:          8,707,287.061  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        19,082.796   Shares of beneficial interest
Abstain:        26,140.995   Shares of beneficial interest

(prospectus/proxy statement incorporated herein by reference to Accession number 0000950135-05-004079)


77L Legal Proceedings
On February 9, 2005, Columbia Management (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG")
(the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the funds or their shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles
Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.


77M Mergers
Columbia Intermediate Tax-Exempt Bond Fund (now known as Columbia Intermediate Municipal Bond Fund
On October 7, 2005, the shareholders of Columbia Pennsylvania Intermediate Municipal Bond Fund (Fund) approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of Columbia Pennsylvania Intermediate Municipal Bond Fund to, and the assumption of all of the liabilities of, Columbia Columbia Intermediate Tax-Exempt Bond Fund by, Columbia Intermediate Tax-Exempt Bond Fund, in exchange for shares of Columbia Intermediate Tax-Exempt Bond Fund, and (ii) the distribution of such shares to the shareholders of Columbia Pennsylvania Intermediate Municipal Bond Fund in complete liquidation of Columbia Pennsylvania Intermediate Municipal Bond Fund. Following the reorganization, Columbia Intermedaite Taz-Exempt Bond Fund, was reorganized as a newly-formed series of Columbia Funds Series Trust I.


Columbia California Tax-Exempt Fund (Fund)
On September 19, 2005, the Board of Trustees approved the reorganization of the Fund as a newly-formed series of Columbia Funds Series Trust I. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.

77O Transactions effected pursuant to Rule 10f-3

Columbia New York Tax-Exempt Fund (Fund)

On June 22, 2005, Columbia New York Tax-Exempt Fund (Fund) purchased 125,000 par value of bonds of NY Metro Tans Authority (Securities) for a total purchase price of $143,947.50 from First Albany Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.


On June 22, 2005, Columbia New York Tax-Exempt Fund (Fund) purchased 187,000 par value of bonds of NY Metro Tans Authority (Securities) for a total purchase price of $215,345.46 from ABN Ambro pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.


On June 22, 2005, Columbia New York Tax-Exempt Fund (Fund) purchased 625,000 par value of bonds of NY Metro Tans Authority (Securities) for a total purchase price of $719,737.50 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.


On June 22, 2005, Columbia New York Tax-Exempt Fund (Fund) purchased 125,000 par value of bonds of NY Metro Tans Authority (Securities) for a total purchase price of $143,947.50 from First Clearing pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.


On June 22, 2005, Columbia New York Tax-Exempt Fund (Fund) purchased 188,000 par value of bonds of NY Metro Tans Authority (Securities) for a total purchase price of $216,497.04 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.




Columbia New York Intermediate Municipal Bond Fund

On June 22, 2005, Columbia New York Intermediate Muncipal Bond Fund (Fund) purchased 75,000 par value of bonds of NY Metro Trans Authority (Securities) for a total purchase price of $86,558.25 from First Clearing pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 22, 2005, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 112,000 par value of bonds of NY Metro Trans Authority (Securities) for a total purchase price of $129,260.32 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 22, 2005,  Columbia  New York  Intermediate Municipal Bond Fund (Fund)
 purchased 375,000 par value of bonds of NY Metro Trans Authority (Securities) for a total purchase price of $432,791.25 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 22, 2005,  Columbia  New York  Intermediate Municipal Bond Fund (Fund)
 purchased 75,000 par value of bonds of NY Metro Trans Authority (Securities) for a total purchase price of $86,558.25 from First Albany Cap pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 22, 2005, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 113,000 par value of bonds of NY Metro Trans Authority (Securities) for a total purchase price of $130,414.43 from ABN Ambro pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities

Columbia Connecticut Tax-Exempt Fund (Fund)

On June 3, 2005, Columbia Connecticute Tax-Exempt Fund (Fund) purchased 400,000 par value of bonds of PR Commonwealth Infrastructure (Securities) for a total purchase price of $99,944.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 3, 2005, Columbia Connecticut Tax-Exempt Fund (Fund) purchased 600,000 par value of bonds of PR Commonwealth Infrastructure (Securities) for a total purchase price of $149,916.00 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 3, 2005, Columbia Connecticut Tax-Exempt Fund (Fund) purchased 1,000,000 par value of bonds of PR Commonwealth Infrastructure (Securities) for a total purchase price of $249,860.00 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities